UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              ---------------------
                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): June 29, 2006
                                                              --------------



                            DORCHESTER MINERALS, L.P.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                       000-50175              81-0551518
      -----------------                  ---------              ----------
(State or other jurisdiction of         Commission            (I.R.S. Employer
 incorporation or organization)         File Number          Identification No.)




        3838 Oak Lawn, Suite 300                                    75219
              Dallas, Texas                                         -----
        ------------------------                                 (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code:  (214) 559-0300
                                                            --------------

                                       N/A
                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01       Other

                On June 29, 2006, the registrant announced consummation of a lease transaction on certain of the Registrant's mineral interests in Arkansas. The disclosure provided in the copy of the press release attached as Exhibit 99.1 with respect to the leasing transaction is hereby incorporated by reference into this Item 8.01 with respect to such leasing transaction.


Item 9.01       Financial Statements and Exhibits

                (d)     Exhibits
                        --------

                99.1 Press Release dated June 29, 2006 announcing consummation of Arkansas Lease Transaction.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   DORCHESTER MINERALS, L.P.
                                   Registrant

                               by  Dorchester Minerals Management LP
                                   its General Partner,
                               by  Dorchester Minerals Management GP LLC
                                   its General Partner



Date: June 29, 2006            By: /s/ William Casey McManemin
                                  -----------------------------
                                       William Casey McManemin
                                       Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------



        99.1            Press Release dated June 29, 2006.